UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): January 7, 2025

Mondee Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-39943	88-3292448
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

10800 Pecan Park Blvd Suite 400 Austin, Texas	78750
(Address of principal executive offices)	(Zip Code)
(866) 855-9630
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.0001 par value per share	MOND
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Amendment No. 25

On January 7, 2025 (the “Amendment No. 25 Effective Date”), Mondee Holdings, Inc., a Delaware corporation (the “Company”), and certain of its subsidiaries, on the one hand, and TCW Asset Management Company, a Delaware limited liability company, Wingspire Capital LLC, a Delaware limited liability company, and the lenders party thereto, on the other hand, entered into that certain Amendment No. 25 (“Amendment No. 25”) to that certain financing agreement, dated as of December 23, 2019 (as the same may be amended, restated, supplemented, or otherwise modified from time to time, the “Financing Agreement”).

Amendment No. 25 provides for an additional term loan (the “Amendment No. 25 Term Loan”) in an aggregate principal amount of $6,000,000, which was borrowed in full on the Amendment No. 25 Effective Date. The proceeds of the Amendment No. 25 Term Loan may be used for general corporate purposes.

RSA, DIP Credit Agreement and Stalking Horse Term Sheet

The information set forth below in Item 1.03 of this Current Report on Form 8-K regarding the RSA (as defined below), the DIP Credit Agreement (as defined below), and the Stalking Horse Term Sheet (as defined below) is incorporated by reference herein.

Item 1.03. Bankruptcy or Receivership.

In order to effectuate the transactions set forth herein, on January 14, 2024 (the “Petition Date”), the Company and certain of its US subsidiaries, Mondee Holdings II, LLC, Mondee, Inc., Mondee Brazil, LLC, Cosmopolitan Travel Service, Inc., Cosmopolitan Travel Services Inc., C & H Travel & Tours, Inc., SkyLink Travel, Inc., SkyLink

Travel, Inc., SkyLink Travel Inc., Skylink Travel SFO Inc., Purple Grids Inc., Trans Am Travel, Inc., TransWorld Travel, Inc., Hari-World Travel Group, Inc., ExploreTrip IP Holdings, Inc., ExploreTrip, Inc., Mondee Acquisition Company, Inc., Rocketrip, Inc., Skypass Travel, Inc., and Skypass Holidays LLC (such subsidiaries together with the Company, the “Company Parties”) filed voluntary petitions for relief (the “Bankruptcy Petitions”) under Chapter 11 of the United States Bankruptcy Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the District of Delaware (such court, the “Court” and such cases, the “Cases”). The Company Parties will file a motion with the Court seeking joint administration of the Cases under the caption In re Mondee Holdings, Inc., et al. The Company Parties will continue to operate their businesses as “debtors-in-possession” under the jurisdiction of the Court and in accordance with the applicable provisions of the Bankruptcy Code and orders of the Court. To ensure their ability to continue operating in the ordinary course of business, the Company Parties have filed various “first day” motions with the Court requesting customary relief that will enable the Company Parties to transition into Chapter 11 protection while continuing to operate their business in the ordinary course without material disruption. The Company has engaged Fried, Frank, Harris, Shriver & Jacobson LLP, Piper Sandler & Co. and M3 Partners, LP to advise on its strategic options, including the process to sell its assets in connection with the Cases.

Additional information about the Cases, including access to Court documents, is available online at https://cases.ra.kroll.com/mondee, a website administered by the Company’s claims agent, Kroll Restructuring Administration LLC. The documents and other information on this website are not part of this Current Report on Form 8-K and shall not be deemed incorporated by reference herein.

Bid for Purchase of the Company Parties

The Company entered into that certain term sheet (the “Stalking Horse Term Sheet”) with an affiliate of the Lenders under Financing Agreement described in Item 1.01 to sell substantially all of the assets of the Company (the “Purchased Assets”). Capitalized terms used but not otherwise defined in this “Bid for Purchase of the Company Parties” section of this Current Report on Form 8-K have the meanings given to them in the Stalking Horse Term Sheet.

The aggregate consideration for the Purchased Assets (the “Purchase Price”) shall consist of: (a) a credit bid of 100% of the DIP Loans, including all principal, fees, penalties and other obligations thereunder (by the DIP Agent on behalf of the DIP Lenders), plus a portion of the Prepetition Loans (by the Prepetition Collateral Agent on behalf of the Prepetition Lenders), which amount, when added to the DIP Loans, shall equal $191 million in the aggregate; and (b) assumption of the Assumed Liabilities.

The transaction is being implemented in the Chapter 11 Cases under Section 363 of the Bankruptcy Code and will be subject to approval by the Bankruptcy Court and compliance with agreed upon and Bankruptcy Court-approved bidding procedures allowing for the submission of higher or otherwise better offers, and other agreed-upon conditions. In accordance with the sale process under Section 363 of the Bankruptcy Code, notice of the proposed sale to the Prepetition Lenders will be given to third parties and competing bids will be solicited. The Company will manage the bidding process and evaluate the bids, in consultation with its advisors and as overseen by the Bankruptcy Court.

The foregoing description of the Stalking Horse Term Sheet does not purport to be complete and is qualified in its entirety by reference to the Stalking Horse Term Sheet. The Company anticipates filing the Stalking Horse Term Sheet as an exhibit to an amendment to this Current Report.

DIP Credit Agreement

The Company, as borrower (the “DIP Borrower”), and certain subsidiaries of the borrower from time to time party thereto as guarantors (together with the DIP Borrower, the “Loan Parties”) entered into that certain Secured Superpriority Debtor-In-Possession Financing Agreement (the “DIP Credit Agreement”) with the lenders from time to time party thereto (the “DIP Lenders”) and TCW Asset Management Company LLC, as administrative agent and collateral agent (the “DIP Agent”), on the terms and conditions set forth therein. Capitalized terms used but not otherwise defined in this “DIP Credit Agreement” section of this Current Report on Form 8-K shall have the meanings given to them elsewhere in this Current Report on Form 8-K (or, if not defined herein, in the DIP Credit Agreement). Pursuant to the DIP Credit Agreement, which remains subject to the approval of the Bankruptcy Court, the DIP Lenders have agreed, upon the terms and conditions set forth therein and subject to approval from the Court, to make available to the DIP Borrower a $110,000,000 senior secured superpriority postpetition term loan financing facility (the “DIP Facility”), which shall consist of:

a)an aggregate principal amount of up to $20 million in New Money DIP Loans which will be made available on an interim basis (the “Interim DIP Loans”) upon entry of the Interim Order by the Bankruptcy Court and satisfaction of the other applicable conditions to any Interim DIP Loans;

b)an aggregate principal amount of up to $7.5 million in New Money DIP Loans which will be made available on a final basis (the “Final DIP Loans”) upon entry of the Final DIP Order by the Bankruptcy Court and satisfaction of the other applicable conditions to any Final DIP Loans; and

c)an aggregate principal amount of $82.5 million, which amount shall be equal to a portion of the principal amount of Prepetition Loans held by the Prepetition Lenders outstanding as of such date, which Prepetition Loans will be deemed to have been converted on a cashless, dollar-for-dollar basis.

The DIP Facility will be used, subject to Court approval, in accordance with the DIP Orders, the DIP Documents and the Approved Budget to (i) repay certain prepetition obligations, (ii) to pay certain costs, fees, and expenses related to the Cases, and (iii) to fund the working capital needs and expenditures of the Company Parties during the Cases.

The foregoing description of the DIP Credit Agreement does not purport to be complete and is qualified in its entirety by reference to the DIP Credit Agreement. The Company anticipates filing the DIP Credit Agreement as an exhibit to an amendment to this Current Report.

Restructuring Support Agreement

On January 14, 2025, prior to the commencement of the Cases, the Company Parties entered into a Restructuring Support Agreement (together with all exhibits and schedules attached thereto, the “RSA”) with (i) the Company Parties, (ii) the Consenting Prepetition Lenders, and (iii) Prasad Gundumogula (“Mr. Gundumogula”, and, collectively with the Company Parties and the Consenting Prepetition Lenders, the “RSA Parties”). Capitalized terms used but not otherwise defined in this “Restructuring Support Agreement” section of this Current Report on Form 8-K have the meanings given to them in the RSA.

The RSA Parties have agreed to principal terms of a restructuring of the Company Parties (the “Restructuring”) that include the following: (a) entry into the DIP Credit Agreement; (b) a marketing and sale process for the highest and or otherwise best offer with respect to the Purchased Assets (as defined below); (c) a “stalking horse” credit bid submitted by the DIP Lenders and Consenting Prepetition Lenders for the Assets, subject to higher or otherwise better bids and in accordance with the terms set forth in the RSA; (d) following the sale closing, Mr. Gundumogula has agreed with the Consenting Prepetition Lenders to have a 75% equity stake in, and serve as CEO, of the newly formed entity; and (e) seeking confirmation and consummation of the Plan.

The RSA contains various milestones, including the following (each individually, a “RSA Milestone” and collectively, the “RSA Milestones”), which include the dates by which the Company Parties are required to, among other things, commence the Chapter 11 Cases, obtain certain orders of the Court and consummate the Restructuring. Among other dates, the RSA and the RSA Milestones contemplate that:

1.no later than three (3) calendar days after the Petition Date, the Court shall have entered an Interim Order approving the DIP Facility;

2.no later than thirty (30) calendar days after the Petition Date, the Court shall have entered the Bidding Procedures Order;

3.no later than thirty (30) calendar days after the Petition Date, the Court shall have entered a Final Order approving the DIP Facility;

4.no later than fifty (50) calendar days after the Petition Date, the Company Parties shall have held an auction, if applicable, in connection with the Sale Transaction;

5.no later than fifty-five (55) calendar days after the Petition Date, the Court shall have entered the Sale Order;

6.no later than sixty (60) calendar days after the Petition Date, the Company Parties shall have consummated the Sale Transaction; and

7.No later than one hundred (100) calendar days after the Petition Date, the Court shall have entered an order confirming the Plan.

Although the Company Parties intend to pursue the restructuring contemplated by the RSA, there can be no assurance that the Company Parties will be successful in completing a restructuring or any other similar transaction on the terms set forth in the RSA or at all. In addition, the transactions contemplated by the RSA are subject to approval by the Court, among other conditions. Accordingly, no assurance can be given that the transactions described therein will be consummated on the expected terms, if at all.

The foregoing description of the RSA is not complete and is qualified in its entirety by reference to the RSA The Company anticipates filing the RSA as an exhibit to an amendment to this Current Report.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information contained in Item 1.01 and 1.03 of this Current Report on Form 8-K is incorporated by reference in this Item 2.03.

Item 2.04. Triggering Events that Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

The filing of the Bankruptcy Petitions described in Item 1.03 above constitutes an event of default that accelerated the Company’s obligations in the Financing Agreement. As of January 14, 2025, the outstanding principal amount under the Financing Agreement was approximately $231 million.

The Financing Agreement provides that upon the filing of the Bankruptcy Petitions, the principal and interest due under the Financing Agreement shall automatically become due and payable. Any efforts to enforce such payment obligations under the Financing Agreement are automatically stayed as a result of the Bankruptcy Petitions, and the creditors’ rights of enforcement in respect of the Financing Agreement are subject to the applicable provisions of the Bankruptcy Code.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 10, 2025, Jim Dullum (“Mr. Dullum”) resigned as Chief Operating Officer of the Company. Mr. Dullum will continue to provide services to the Company as a consultant on a part-time basis.

Item 7.01 Regulation FD Disclosure

On January 14, 2025, the Company announced the filing of the Cases and entry into the Restructuring Support Agreement, the DIP Credit Agreement, and the Stalking Horse Term Sheet. The press release is attached hereto as Exhibit 99.1, which is incorporated herein by reference.

The information in this report furnished pursuant to Item 7.01, including Exhibit 99.1 attached hereto, shall not be deemed “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. It may only be incorporated by reference in another filing under the Exchange Act or the Securities Act of 1933, as amended, if such subsequent filing specifically references the information furnished pursuant to Item 2.02 of this report.

Item 8.01 Other Events.

Cautionary Note Regarding the Company’s Class A Common Stock

The Company cautions that trading in its Class A common stock during the pendency of the Chapter 11 Cases is highly speculative and poses substantial risks. Trading prices for the Company’s Class A common stock may bear little or no relationship to the actual recovery, if any, by holders of the Company’s Class A common stock in the Chapter 11 Cases. In particular, the Company expects that holders of its Class A common stock will experience a significant or complete loss on their investment.

Forward-Looking Statements

This current report contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Exchange Act, and the Private Securities Litigation Reform Act of 1995, as amended.

This Form 8-K contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. Forward-looking statements can be identified by words such as: “believe,” “could,” “may,” “estimates”, “anticipates”, “might”, “should”, “expect,” “intend,” “potential,” “plan,” “seeking to”, “will”, “approximately” or, in each case, their negative or other variations thereon or comparable terminology, although not all forward-looking statements contain these words. These forward-looking statements reflect the current beliefs and expectations of management made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. We caution you that forward-looking statements are not guarantees of future performance and that our actual results of operations, financial condition and liquidity and the development of the industry in which we operate may differ materially from the forward-looking statements contained herein. Any forward-looking statements that we make in this Form 8-K speak only as of the date of such statement, and we undertake no obligation to update such statements to reflect events or circumstances after the date of this Form 8-K or to reflect the occurrence of unanticipated events. The Company’s forward-looking statements in this Form 8-K include, but are not limited to, the Company’s ability to successfully consummate the Restructuring and emerge from the Chapter 11 Cases, including by entry into the RSA and ultimately satisfying the conditions and RSA Milestones set forth therein; the Company’s plans to sell its assets pursuant to chapter 11 of the Bankruptcy Code; the Company’s intention to continue operations during the Chapter 11 Cases; the Company’s belief that the 363 sale process will be in the best interest of the Company and its stakeholders; and other statements regarding the Company’s strategy and future operations, performance and prospects among others. These forward-looking statements are based on current expectations and beliefs concerning future developments and their potential effects. There can be no assurance that future developments affecting the Company will be those anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond the Company’s control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, the risks associated with the potential adverse impact of the Cases on the Company’s liquidity and results of operations; unpredictability of trading markets and whether a market will be established for the Company’s common stock; changes in the Company’s ability to meet its financial obligations during the Cases and to maintain contracts that are critical to its operations; the outcome and timing of the Cases and any potential asset sale; the effect of the filing of the Cases and any potential asset sale on the Company’s relationships with vendors, regulatory authorities, employees and other third parties; possible proceedings that may be brought by third parties in connection with the Cases or the potential asset sale; uncertainty regarding obtaining Court approval of a sale of the Company’s assets or other conditions to the potential asset sale; and the timing or amount of any distributions, if any, to the Company’s stakeholders.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
99.1	Press Release, dated January 14, 2025
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MONDEE HOLDINGS, INC.

Dated: January 14, 2025

	By:	/s/ Jesus Portillo
Name: Jesus Portillo Title: Chief Executive Officer and Chief Financial Officer